5,750,000 Shares

INVESTORS REAL ESTATE TRUST

Common Shares

Underwriting Agreement

April 2, 2013
BMO Capital Markets Corp.
As Representative of the Several Underwriters named in Schedule I
3 Times Square
New York, New York 10036

Ladies and Gentlemen:

Investors Real Estate Trust, a North Dakota real estate investment trust (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of 5,750,000 shares (the "Firm Shares") of the Company's common shares of beneficial interest, no par value per share (the "Common Shares"), to the several underwriters named in Schedule I (collectively, the "Underwriters"), for whom BMO Capital Markets Corp., a Delaware corporation ("BMOCM"), is acting as representative (the "Representative"). The Company has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional 862,500 Common Shares (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares." The Company owns 100% of IRET, Inc., which is the sole general partner (the "General Partner") of IRET Properties, A North Dakota Limited Partnership, a North Dakota limited partnership that serves as the Company's primary operating partnership subsidiary (the "Operating Partnership"). Certain terms used herein are defined in Section 12 hereof. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus under the caption "Underwriting."

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-165977), including a Base Prospectus, relating to certain securities, including the Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein (or deemed to be incorporated by reference therein), and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System or any system designated by the Commission as its successor system ("EDGAR").

The Company confirms as follows its agreement with the Representative and the several other Underwriters:

1.  Agreement to Sell and Purchase.
(a)
Purchase of Firm Shares. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the several Underwriters, and each of the several Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $8.83375 per share (representing a public offering price of $9.25 per share, less an underwriting discount of $0.41625 per share), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 10 hereof.

(b)
Purchase of Option Shares. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 862,500 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the 30th day after the date of this Agreement, upon written notice (the "Option Shares Notice") by the Representative to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company shall issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and the Underwriters shall purchase from the Company such percentage of the Option Shares as is equal to the percentage of Firm Shares that each Underwriter purchases, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares.

2.  Delivery and Payment.

(a)
Closing. Delivery of the Firm Shares shall be made to the Representative through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters against payment of the purchase price by wire transfer of immediately available funds to the order of the Company at the offices of Hunton & Williams, LLP Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, VA 23219 (or such other place as may be agreed upon by the Representative and the Company). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (the fourth business day, should the offering be priced after 4:00 p.m., EDT) after the date on which the first bona fide offering of the Firm Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date").

(b)
Option Closing Date. To the extent the Option is exercised, delivery of the Option Shares against payment by the Representative (in the manner and at the location specified above) shall take place at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

(c)
Certificates. Any certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. Electronic transfer of Shares shall be made at the time of purchase in such names and in such denominations as the Representative shall specify.

3.  Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, each Underwriter as of the date hereof, as of the Closing Date and as of any Option Closing Date as follows:

(a)
Compliance with Registration Requirements. The Company satisfies all of the requirements of the Securities Act for use of Form S-3 for the offering of the Shares contemplated hereby. The Registration Statement meets, and the offering and sale of the Shares contemplated hereby is consistent with Rule 415(a)(1)(x) of the Securities Act. The Registration Statement was declared effective by the Commission on May 4, 2010. No stop order preventing or suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and no order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Preliminary Prospectus and Prospectus delivered to the Underwriters for use in connection with the offering of Shares will, at the time of such delivery, be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. At the respective times the Registration Statement and each amendment thereto initially became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Securities Act, at the date of this Agreement and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or any amendment thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the

Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information (as defined in Section 7(a) hereof).

(b)
Prospectus and Disclosure Package. Neither the Prospectus nor any amendments or supplements thereto, or documents incorporated or deemed to be incorporated by reference therein, at the time the Prospectus or any such amendment or supplement was filed with the Commission, as of the date hereof, and at the Closing Date and any Option Closing Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Disclosure Package (defined below) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing do not apply to statements in or omissions from the Disclosure Package or the Prospectus, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information.

(c)
Free Writing Prospectuses. Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any "prospectus" (within the meaning of the Securities Act) or used any "prospectus" (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus dated April 1, 2013 relating to the Shares and any Free Writing Prospectus identified on Schedule II. The Company has not, directly or indirectly, prepared, used or referred to any other Free Writing Prospectuses, without the prior written consent of the Representative. Each Free Writing Prospectus, if any, has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act and any Free Writing Prospectus that the Company is required to file pursuant to Rules 164 and 433 under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each Free Writing Prospectus, as of its issue date and as of the Applicable Time, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus or include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 under the Securities Act, in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer).
(d)
Authorization of Shares. All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws. None of the Company's outstanding shares of beneficial interest were issued in violation of any preemptive rights, rights of first refusal or other similar rights; except as set forth in the Disclosure Package and the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its shares of beneficial interest or any securities convertible into or exchangeable for any of such shares of beneficial interest; the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered against full payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive rights, rights of first refusal or other or similar rights; the shares of beneficial interest (including the Shares) of the Company conform to the description thereof contained in the Disclosure Package and the Prospectus; and the delivery of the Shares being sold by the Company against payment therefor pursuant to the terms of this Agreement will pass valid title to the Shares being sold by the Company, free and clear of any claim, encumbrance or defect in title, and without notice of any lien, claim or encumbrance.

(e)
Authorization of Units. The issuance of Units (defined below) to the Company in exchange for contribution of proceeds from the sale of the Shares described in the Disclosure Package and the Prospectus has been duly authorized by the Operating Partnership and when issued and duly delivered against payment therefor will be validly issued, fully paid and nonassessable. Immediately after the transactions contemplated by this Agreement, none of the outstanding common units of limited partnership interest in the Operating Partnership ("Units") or preferred units of limited partnership interest in the Operating Partnership ("Preferred Units") has been or will be issued or is owned or held in violation of any preemptive right, right of first refusal or other similar right, and the outstanding Units have been or will be offered, sold and issued by the Operating Partnership in compliance with all applicable federal and state securities laws. The Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. To the extent any portion of the over-allotment option is exercised, the Company will contribute the net proceeds from the sale of the Option Shares to the Operating Partnership for a number of Units, the economic terms of which are substantially similar to the Shares, equal to the number of Option Shares issued (the "Option Units"). The issuance of the Option Units has been duly authorized, and, when issued and delivered by the Operating Partnership, the Option Units will be validly issued and fully paid and non-assessable. The Option Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. None of the Option Units will be issued in violation of the preemptive or other similar rights of any security holder of the Operating Partnership or any other person or entity.

(f)
Organization and Good Standing of the Company and Subsidiaries. Each of the Company, the Operating Partnership and their Subsidiaries (as defined in Section 12 hereof) is duly organized and validly existing in good standing under the laws of the state of its incorporation or organization with full corporate, partnership or entity power and authority, as the case may be, to own, lease and operate its Properties (as defined below) and to conduct its business as presently conducted and as described in the Disclosure Package and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its Properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify (i) has not had or would not have, individually or in the aggregate, a material adverse effect on the earnings, business, Properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (ii) would not prevent the consummation of the transactions contemplated hereby (the occurrence of any such change or effect or any such prevention described in the foregoing clauses (i) and (ii), where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"). The Company owns 100% of the General Partner. Except for the Subsidiaries and joint venture arrangements included on Schedule III or disclosed in the Disclosure Package and the Prospectus, the Company does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization. All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and claims whatsoever.

(g)
Property. (1) The Company or its Subsidiaries have fee simple title or a valid leasehold interest to all of the properties described in the Disclosure Package and the Prospectus as owned or leased, as the case may be, by the Company or its Subsidiaries, whether owned in fee simple or through a joint venture or other partnership (the "Properties" or "Property"), in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as (i) are disclosed in the Disclosure Package and the Prospectus or (ii) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (2) neither the Company nor any Subsidiary thereof has received from any governmental authority any written notice of any condemnation of, or zoning change affecting any of, the Properties or any part thereof, and the Company does not know of any such condemnation or zoning change which is threatened, which if consummated could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (3) except as otherwise described in the Disclosure Package and the Prospectus, neither the Company nor, to the knowledge of the Company, any tenant of any of the Properties is in default under (i) any space lease (as lessor or lessee, as the case may be) relating to any of the Properties (except such tenant defaults that would not, individually or in the aggregate, have a Material Adverse Effect) or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, and the Company does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except any such default that would not, individually or in the aggregate, have a Material Adverse Effect; and (4) except as disclosed in the Disclosure Package and the Prospectus, no tenant under any of the leases at the Properties has an option to purchase the premises demised under such lease. To the knowledge of the Company, water, stormwater, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property and each of the Properties is free of any material structural defects and all building systems contained therein are in reasonable working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or any Subsidiary, as the case may be, has created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures. Each of the Properties is in compliance with all presently applicable provisions of the Americans with Disabilities Act of 1990, as amended, except for such failures to comply as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h)
Leases. Each Property with respect to which the Company or one of the Subsidiaries has a leasehold interest is the subject of a lease that has been entered into by, or assigned to, the Company or a Subsidiary, as the case may be, and has been duly and validly authorized, executed and delivered by or on behalf of the Company or such Subsidiary, as the case may be, and constitutes a valid and binding agreement of the Company or such Subsidiary, as the case may be, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

(i)
Mortgage; Deed of Trusts. The mortgages and deeds of trust encumbering the Properties are not convertible into equity interests in the Property, nor will the Company or the Operating Partnership hold a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company or the Operating Partnership.

(j)
Subsidiaries. The outstanding equity interests of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or the Operating Partnership, directly or through Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims.

(k)
No Proceedings. Except as described in the Disclosure Package and the Prospectus, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of the Company, threatened, against or involving the Company or its Subsidiaries, which might individually or in the aggregate prevent the transactions contemplated by this Agreement or result in a Material Adverse Effect.

(l)
Exhibits; Material Contracts. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Disclosure Package and the Prospectus or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus as required by the Securities Act. All such contracts to which the Company, the Operating Partnership or any Subsidiary is a party have been duly authorized, executed and delivered by the Company, the Operating Partnership or the applicable Subsidiary, as the case may be, constitute valid and binding agreements of the Company, the Operating Partnership or the applicable Subsidiary, as the case may be, and are enforceable against the Company, the Operating Partnership or the applicable Subsidiary, as the case may be, in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought. Neither the Company nor the applicable Subsidiary has received notice or been made aware that any other party is in breach of or default to the Company or its Subsidiaries under any of such contracts.

(m)
Compliance with Existing Instruments. Neither the Company, the Operating Partnership, nor any of the Subsidiaries is (i) in violation of (A) its Organizational Documents, (B) to the Company's knowledge, any law, ordinance, administrative or governmental rule or regulation applicable to the Company, the Operating Partnership, or any Subsidiary, the violation of which would have a Material Adverse Effect or (C) any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, indenture, lease or other instrument (each of the documents and instruments listed in clauses (A) and (B), an "Existing Instrument") to which the Company, the Operating Partnership, or any Subsidiary is a party or by which any of their Properties may be bound, which default would have a Material Adverse Effect; and, to the Company's knowledge, there does not exist any state of facts that constitutes a default or an event of default on the part of the Company or any of its Subsidiaries as defined in such documents or that, with notice or lapse of time or both, would constitute such a default or event of default which would have a Material Adverse Effect.

(n)
Underwriting Agreement. The Company and the Operating Partnership have full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein, including the issuance, sale and delivery of the Shares as provided herein and the Operating Partnership's issuance of the Units to the Company. The execution and delivery of this Agreement by the Company and the Operating Partnership and the performance by the Company and the Operating Partnership of their obligations under this Agreement have been duly and validly authorized by the Company and the Operating Partnership, and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and constitutes a valid and legally binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

(o)
Partnership Agreement. The Agreement of Limited Partnership dated January 31, 1997 of the Operating Partnership, including all amendments thereto (the "Partnership Agreement"), has been duly and validly authorized, executed and delivered by the General Partner and constitutes a valid and binding agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles.

(p)
No Consent. No consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body is required for the authorization, delivery and performance by the Company and the Operating Partnership of their respective obligations under this Agreement and the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, including the valid authorization, issuance, sale and delivery of the Shares, except such as may be required by the federal securities laws, the NYSE, the securities or Blue Sky laws of the various states and the Financial Industry Regulatory Association ("FINRA") in connection with the offer and sale of the Shares, all of which will be, or have been obtained, or in the case of the NYSE, will be applied for, in accordance with this Agreement.

(q)
Non-Contravention of Existing Instruments. Neither the issuance and sale of the Shares by the Company, the execution, delivery or performance of this Agreement by the Company and the Operating Partnership nor the consummation by the Company and the Operating Partnership of the transactions contemplated hereby (i) conflicts with, or will conflict with, or constitutes, or with the giving of notice or lapse of time, will constitute a breach of, or a default under, the Company's Declaration of Trust or bylaws (or other applicable Organizational Document), the Operating Partnership's certificate of limited partnership or the Partnership Agreement, (ii) conflicts with, or will conflict with, or constitutes, or with the giving of notice or lapse of time, will constitute a breach of, or a default under any Existing Instrument to which the Company or any of its Subsidiaries is a party or by which any of its or their Properties may be bound, as the case may be, (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Company or any of its Subsidiaries or any of their Properties, or (iv) results in a breach of, or default or Debt Repayment Triggering Event (as defined below) under, or results in the creation or imposition of any lien, charge or encumbrance upon any Property or assets of the Company or any of its Subsidiaries pursuant to, or requires the consent of any other party to, any Existing Instrument, except, in the cases of clauses (ii)-(iv), such conflicts, breaches, defaults, liens, charges or encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a "Debt Repayment Triggering Event" means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

(r)
No Applicable Registration Rights. Except as disclosed in the Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly satisfied or waived.

(s)
Independent Accountants. Grant Thornton LLP and Deloitte & Touche LLP (collectively, the "Independent Accounts") who have reviewed and/or audited (as the case may be) certain financial statements (and the related notes thereto) incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are and were, as the case may be, independent registered public accountants with respect to the Company as required by the Securities Act, the Exchange Act and by Rule 3600T of the Public Accounting Oversight

Board ("PCAOB"). Except as described in the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Independent Accountants have not engaged in any "prohibited activities" (as defined in Section 10A of the Exchange Act) on behalf of the Company. Any other public accountants who have audited the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are and were, during the periods covered by their reports incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, independent registered public accountants as required by the Securities Act, the Exchange Act and the PCAOB.

(t)
Financial Statements. The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, present fairly the consolidated financial condition, results of operations, cash flows and changes in financial position of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; except as disclosed therein, such statements and related schedules and notes have been prepared in accordance with GAAP, have been consistently applied throughout the periods involved, and the other financial and statistical information and data set forth in the Registration Statement, the Disclosure Package and Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules (historical or pro forma) are required by Form S-3 of the Securities Act or are otherwise to be included, or incorporated by reference, in the Registration Statement, the Disclosure Package or the Prospectus. All pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, if any, comply with the requirements of Regulation S-X of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The Company's consolidated ratios of earnings to fixed charges set forth in the Registration Statement, the Disclosure Package and the Prospectus and Exhibit 12.1 to the Company's Annual Report on Form 10-K for the year ended April 30, 2012, as restated by the Company's Current Report on Form 8-K filed on December 10, 2012, have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

(u)
Regulation G Compliance. All disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(v)
No Material Change. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Disclosure Package and the Prospectus, (i) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, indirect, direct or contingent (including any off-balance sheet obligation), that are material to the Company and its Subsidiaries, taken as a whole, or entered into any transaction that is not in the ordinary course of business, (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business or Properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, that is material to the Company and its Subsidiaries, taken as a whole, (iii) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions with respect to its shares of beneficial interest and the Company is not in default under the terms of any class of shares of beneficial interest of the Company or any outstanding debt obligations (except for defaults that were subsequently cured or waived), (iv) there has not been any material change in the authorized or outstanding shares of beneficial interest of the Company or any material change in the indebtedness of the Company (other than in the ordinary course of business) and (v) there has not been any material adverse change or any development involving, or that may reasonably be expected to result in a Material Adverse Effect.

(w)
Exchange Act Registration and Filings; Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Common Shares trade on the NYSE and the Company has no knowledge of any proceeding intended to suspend or terminate listing of the Common Shares on the NYSE.

(x)
Distribution of Offering Material. The Company has not distributed and will not distribute, and has not authorized the Underwriters to distribute, any offering material in connection with the offering and sale of the Shares to be sold hereunder by the Underwriters as principal or agent for the Company, other than the Preliminary Prospectus, any Free Writing Prospectus identified on Schedule II and the Prospectus.

(y)
Stabilization or Manipulation. Neither the Company nor any of its trustees, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Securities Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

(z)
Tax Compliance. The Company and each of the Company's Subsidiaries have filed all material tax returns required to be filed or have properly requested extensions thereof, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any material taxes that were payable pursuant to said returns or any assessments with respect thereto. Except as disclosed in the Disclosure Package and the Prospectus (as amended or supplemented), all material deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit that, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.

(aa)
Not an Investment Company. Neither the Company nor any of its Subsidiaries is required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

(bb)
All Necessary Permits, etc. The Company and its Subsidiaries have all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter "permit" or "permits") as are necessary to own their Properties and to conduct their business in the manner described in the Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Disclosure Package and the Prospectus, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect; each of the Company and its Subsidiaries has operated and is operating its business in material compliance with all of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit and except where such revocation or termination would not have a Material Adverse Effect or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Disclosure Package and the Prospectus.

(cc)
Internal Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; and the Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and which includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with the authorization of management and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisitions, use or dispositions of assets that could have a material effect on the Company's consolidated financial statements. The Company's disclosure controls and procedures have been evaluated for effectiveness as of the end of the period covered by the Company's most recently filed quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, that precedes the date of the Disclosure Package and the Prospectus and were effective in all material respects to perform the functions for which they were established. Based on the most recent evaluation of its internal control over financial reporting, the Company was not aware of (i) any material weaknesses in the design or operation of internal control over financial reporting; (ii) any significant deficiency in the design or operation of its internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data since the end of the Company's most recent audited fiscal year; or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The internal controls are overseen by the Audit Committee of the Board of Trustees of the Company in accordance with the applicable rules of the NYSE. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(dd)
Unlawful Contributions or Payments. Neither the Company nor the Operating Partnership, nor to the Company's or the Operating Partnership's knowledge, any trustee, officer, agent, employee or other person associated with or acting on behalf of the Company or the Operating Partnership, has used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from company funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. No funds of the Company have been set aside to be used for any payment in violation of any law. Neither the Company, nor any of its Subsidiaries nor any trustee, officer, agent, or employee of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee)
Environmental Compliance. To the knowledge of the Company, the Company and its Subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"). The Properties are not included or, to the best of the Operating Partnership's and the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the best of the Operating Partnership's and the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other governmental authority. Except as disclosed in the Disclosure Package and the Prospectus, to the knowledge of the Company, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of Properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, individually or in the aggregate, have a Material Adverse Effect.

(ff)
Qualification as a REIT. The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable years ended April 30, 2009 through April 30, 2012, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for taxation as a REIT under the Code for its taxable year ending April 30, 2013 and in the future. The Subsidiaries of the Company that are partnerships have been and will continue to be treated as partnerships for federal income tax purposes and not as corporations, associations taxable as corporations or as publicly traded partnerships taxable as corporations.

(gg)
Intellectual Property. The Company and its Subsidiaries own and have full right, title and interest in and to, or has valid licenses to use, each material trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively "Intellectual Property") under which the Company and its Subsidiaries conduct all or any material part of their business, and none of the Company and its Subsidiaries has created any lien or encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect; there is no claim pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries with respect to any Intellectual Property, and none of the Company and its Subsidiaries has received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.

(hh)
Title Insurance. Owner or leasehold title insurance in favor of the Company, the Operating Partnership and the Subsidiaries has been obtained with respect to each Property owned by any such entity in an amount at least equal to amounts that are generally deemed in the Company's industry to be commercially reasonable in the market where the Properties are located, except where the failure to maintain such title insurance would not have a Material Adverse Effect. The Company, the Operating Partnership and each of the Subsidiaries maintain insurance covering its Properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company, the Operating Partnership and the Subsidiaries and their businesses; such insurance as the Company deems adequate and that insures against losses and risks to an extent which is adequate in accordance with customary industry practice is fully in force on the date hereof. Neither the Company, the Operating Partnership nor any of the Subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary or appropriate to conduct its business.

(ii)	ERISA Compliance. The Company and its Subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of

1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its Subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. "ERISA Affiliate" means, with respect to the Company or a Subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such Subsidiary is a member. No "reportable event" (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined in ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

(jj)
Labor and Employment. The Company and its Subsidiaries have complied and will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor under the Service Contract Act of 1965 and the Fair Labor Standards Act in paying its employees' salaries, fringe benefits and other compensation for the performance of work or other duties in connection with contracts with the U.S. government, except where the failure to do so would not have a Material Adverse Effect, and have complied and will comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Civil Rights Act of 1964 (Title VII), the National Labor Relations Act, the Vietnam Era Veteran's Readjustment Act, the Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act, and federal, state and local labor laws, each as amended except where the failure to comply with any such requirements has not, and will not, have a Material Adverse Effect. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company is threatened or imminent, that might have a Material Adverse Effect.

(kk)
Sarbanes-Oxley Act. Except with respect to any non-timely filings of reports pursuant to Section 16(a) of the Exchange Act by certain of the Company's officers and/or trustees as described in the Company's most recently filed Proxy Statement under the caption "Section 16(a) Beneficial Ownership Reporting Compliance," there is and has been no failure on the part of the Company to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(ll)
Brokers and Finders. Other than this Agreement, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person that would give rise to a valid claim against the Company or any of its Subsidiaries or the Underwriters for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(mm)
Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

(nn)
Related Party Transactions. Except as set forth in the Disclosure Package and the Prospectus (as amended or supplemented), there are no transactions with "affiliates" (as defined in Rule 405 of the Securities Act) or any officer, trustee or security holder of the Company (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Disclosure Package and the Prospectus that have not been disclosed as required. Additionally, no relationship, direct or indirect, exists between the Company or any of its Subsidiaries on the one hand, and the trustees, officers, shareholders, tenants, customers or suppliers of the Company or any Subsidiary on the other hand that is required by the Securities Act or the rules of FINRA to be disclosed in the Disclosure Package and the Prospectus that is not so disclosed.

(oo)
Loans and Advances. There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or trustee of the Company.

(pp)
No Prohibition on Payments. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the equity interest in such Subsidiary held by the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the Disclosure Package and the Prospectus.

(qq)
Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(rr)
Officer's Certificates; Opinions. Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company and/or the Operating Partnership, as applicable, to the Representative as to the matters set forth therein. The Company and the Operating Partnership acknowledge that the Representative and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

4.  Certain Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, covenant and agree with the Underwriters that:

(a)
Delivery and Filing of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each Preliminary Prospectus and any amendments or supplements thereto as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required (or, but for the provisions of Rule 172 under the Securities Act, would be required) to be delivered by applicable law (whether to meet the request of purchasers pursuant to Rule 173(d) under the Securities Act or otherwise), such number of copies of the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus (as defined below) and any amendments or supplements to any of the foregoing as such Underwriter may reasonably request. The Company will prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 5:30 p.m. (New York City time) on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly and with respect to the initial delivery of such Prospectus, not later than 5:30 p.m. (New York City time) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, and deliver to the Underwriters as many copies of the Prospectus as the Representative shall reasonably request (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement), which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T; and the Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act. The Company further agrees to comply with Rules 433 and 164 under the Securities Act (without reliance on Rule 164(b) under the Securities Act), to the extent applicable.

(b)
Approval Before Filing Amendments. Before amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, other than by means of filing documents that are then incorporated by reference therein, the Company will furnish to the Representative a copy of each such proposed amendment or supplement and will not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company further agrees (i) to furnish to the Representative a copy of each proposed Free Writing Prospectus relating to the offering of the Shares to be prepared by or on behalf of, used by, referred to or filed by the Company and not to use, refer to or file any proposed Free Writing Prospectus relating to the offering of the Shares to which the Representative reasonably objects; and (ii) not to take any action that would result in the Representative or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the Representative that the Representative otherwise would not have been required to file thereunder.

(c)
Registration Statement Amendments; Payment of Fees. After the date of this Agreement and during any period in which a Prospectus relating to the Shares is required to be delivered by the Underwriters under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify the Representative as promptly as reasonably practicable of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, as promptly as reasonably practicable upon the Representative's request, any amendments or supplements to the Registration Statement or Prospectus that, in the Representative's reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters (provided, however, that the failure of the Representative to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Underwriters' right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Shares or a security convertible into the Shares unless a copy thereof has been submitted to the Representative within a reasonable period of time before the filing and the Representative has not reasonably objected thereto (provided, however, that the failure of the Representative to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Underwriters' right to rely on the representations and warranties made by the Company in this Agreement); and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the Securities Act. The Company will not make any such filing, other than documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, relating to the Shares unless a copy thereof has been submitted to the Representative within a reasonable period of time before the filing and the Representative has not reasonably objected thereto (provided, however, that the failure of the Representative to make such objection shall not relieve the Company of any obligation or liability hereunder or affect the Representative's right to rely on the representations and warranties made by the Company in this Agreement).

(d)
Notice of Commission; Stop Orders. The Company will advise the Representative, as promptly as reasonably practicable after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable.

(e)	Continued Compliance with Securities Laws. During any period in which a Prospectus relating to the Shares is required to be delivered by the Underwriters under the

Securities Act with respect to the Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. The Company shall comply with all the provisions of any undertakings contained and required to be contained in the Registration Statement. If during such period any event occurs as a result of which the Registration Statement or the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Representative to suspend the offering of Shares during such period, and the Company will as promptly as reasonably practicable amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(f)
Filings with the NYSE. The Company has applied to have the Shares listed on the NYSE and will use its best efforts to have the Shares duly authorized for listing on the NYSE by the Closing Time, subject only to notice of issuance. The Company will use its best efforts to maintain the listing of the Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities listed on the NYSE.

(g)
Blue Sky Laws. The Company agrees to promptly furnish such information or take such action as the Underwriters may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(h)
Delivery of Registration Statement and Prospectus. The Company will furnish to the Underwriters and its counsel (at the expense of the Company) copies of the Prospectus and all amendments and supplements to the Prospectus that are filed with the Commission during any period in which the Prospectus relating to the Shares is required to be delivered under the Securities Act, in each case as soon as reasonably practicable and in such quantities as the Representative may from time to time reasonably request and, at the Representative's reasonable request, will also furnish copies of the Registration Statement (including exhibits thereto) to each Underwriter. The Company will send copies of the Prospectus to each exchange or market on which sales of the Shares may be made. The copies of the Prospectus and the Registration Statement and any supplements or amendments thereto furnished to the Representative will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(i)
Free Writing Prospectuses. The Company represents and agrees that it has not made and, unless it obtains the prior consent of the Representative, will not make, any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, required to be retained by the Company under Rule 433 under the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of any Issuer Free Writing Prospectuses included in Schedule II hereto. Any such free writing prospectus consented to by the Representative is herein referred to as a "Permitted Free Writing Prospectus." The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(j)
Earnings Statement. The Company will make generally available to its security holders as soon as reasonably practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Rule 158 under the Securities Act.

(k)
Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance in all material respects with the statements under the caption "Use of Proceeds" in the Prospectus. The Operating Partnership will effect the issuance to the Company by the Operating Partnership of a number of Units equal to the number of Shares sold pursuant to this Agreement upon the Company's contribution to the Operating Partnership of the net proceeds from the sale of the Shares.

(l)
Lock-Up Agreements of Company, Management and Trustees. The Company shall not, and shall cause each of its executive officers and trustees listed in Schedule IV hereto to enter into agreements with the Representative in the form set forth in Exhibit A to the effect that they shall not, for a period of 60 days after the date of the Prospectus (the "Lock‑Up Period"), without the prior written consent of BMOCM (which consent may be withheld in its sole discretion), (1) offer to sell, sell, pledge, contract to sell, purchase any option to sell, grant any option for the purchase of, lend, or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Securities Act to register, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or warrants or other rights to acquire Common Shares of which they are now, or may in the future become, the beneficial owner (within the meaning of Rule 13d‑3 under the Exchange Act) (other than pursuant to the Company's Distribution Reinvestment and Share Purchase Plan and employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Prospectus, including limited partnership units of the Operating Partnership) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise; except that if (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this section shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs, provided, however, this provision will not apply if, within three days of the termination of the Lock‑Up Period, the Company delivers to BMOCM a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Common Shares are, as of the date of delivery of such certificate, "actively-traded securities," as defined in Regulation M under the Exchange Act.

(m)
Market Activities. The Company will use its commercially reasonable efforts to cause its officers, trustees, directors and affiliates not to: (i) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, (ii) sell, bid for, purchase or pay anyone, other than the Underwriters, any compensation for soliciting purchases of the Shares, or (iii) pay or agree to pay any person, other than the Underwriters, any compensation for soliciting any order to purchase in the open market any other securities of the Company.

(n)
Insurance. The Company and its Subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

(o)
Compliance with Laws. The Company, the Operating Partnership and each Subsidiary shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its Subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to have a Material Adverse Effect.

(p)
REIT Treatment. The Company will use all commercially reasonable efforts to continue to meet the requirements to qualify as a REIT under the Code for subsequent tax years for so long as the Company's Board of Trustees deems such qualification to be in the best interests of the Company's shareholders.

(q)
Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its Subsidiaries will be or become required to register, at any time prior to the termination of this Agreement, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described under the caption "Use of Proceeds" in the Disclosure Package and the Prospectus, as an "investment company," as such term is defined in the Investment Company Act, assuming no change in the Commission's current interpretation as to entities that are not required to register as an investment company.

(r)
Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus.

(s)
No Offer to Sell. The Company agrees not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Securities Act) or use any "prospectus" (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(t)
Press Releases and Disclosure. Each party hereto shall use commercially reasonable efforts, acting in good faith, to consult with the other party prior to issuing any press release or like public statement related to this Agreement or any of the transactions contemplated hereby, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules.

(u)
Sarbanes-Oxley Act. The Company and each of its Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements in accordance with GAAP, (iii) that receipts and expenditures of the Company are being made only in accordance with management's and the Company's trustees' authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on its financial statements. The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its chief executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared. The Company will use its best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.
(v)
Delivery of Financial Statements. Unless publicly filed with the Commission on EDGAR, during the period from the date of this Agreement through the five- year anniversary hereof, the Company will furnish upon request to the Representative and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish upon request to the Representative as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders.

(w)
Reasonable Best Efforts. The Company will use all reasonable best efforts to do or perform all things required to be done or performed by the Company prior to the Closing Date (and, if any Option Shares are purchased, at the Option Closing Date), to satisfy all conditions precedent to the delivery of the Shares.

5.  Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including but not limited to: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation, printing, filing and delivery of the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus, any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing; (ii) all costs and expenses related to the preparation and issuance of the Shares and the transfer and delivery of the Shares to the Underwriters, including any transfer, stamp or other taxes payable thereon; (iii) the cost of printing or producing any securities or Blue Sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions, including any foreign jurisdictions, in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided herein, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum; (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with any required review by FINRA of the terms of the sale of the Shares; (v) all costs and expenses incident to listing the Shares on the NYSE; (vi) the cost of printing any certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary for the Shares; (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and any such consultants; (ix) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States; and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided, however, that the liability of the Company and the Operating Partnership for fees and disbursements of counsel for the Underwriters pursuant to Clauses (iii), (iv) and (ix) shall not exceed $15,000 in the aggregate.

If the sale of the Shares provided for herein is not consummated because any condition set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Operating Partnership to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

6.  Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership contained herein as of the date hereof, the Closing Date and any Option Closing Date, to the accuracy of the statements of the Company and the Operating Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)
No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority, the NYSE or FINRA during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)
No Stop Orders, Requests for Information and No Amendments. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or are, to the best knowledge of the Company, threatened by the Commission, (ii) no order suspending the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or, to the Company's knowledge, threatened or contemplated by the authorities of any such jurisdiction, (iii) there are no outstanding comments by the staff of the Commission that, to the Company's reasonable belief, would require the Company to amend the Prospectus, the Registration Statement, or any documents incorporated by reference therein that would have been filed by the Company with the Commission before the date hereof and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Trustees and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

(c)
No Misstatement or Material Omission. The Representative shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Representative's reasonable opinion is material, or omits to state a fact that in the Representative's opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)
Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company's reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized shares of beneficial interest of the Company or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, or any downgrading in or withdrawal of any rating assigned to any of the Company's or the Operating Partnership's securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company's or the Operating Partnership's securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of the Representative (without relieving the Company or the Operating Partnership of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Shares on the terms and in the manner contemplated in the Prospectus.

(e)	No Termination Event. There shall not have occurred any event that would permit the Underwriters to terminate this Agreement pursuant to Section 9 hereof.
(f)
Company Counsel Opinion. The Underwriters shall have received on or before the Closing Date and each Option Closing Date, if any, the opinions of Hunton & Williams LLP and Leonard, Street & Deinard, as applicable, outside counsel for the Company and the Operating Partnership, with respect to certain corporate matters, negative assurance statements and tax matters, dated the Closing Date and any Option Closing Date, as applicable, each addressed to the Underwriters, substantially in the applicable forms set forth in Exhibit B-1, B-2, B-3 and B-4 attached hereto.

(g)
Underwriters' Counsel Opinion. The Representative shall have received from Bass, Berry & Sims PLC, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and any Option Closing Date, and addressed to the Underwriters, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h)
Independent Accountants' Comfort Letters. On the date of this Agreement and on the Closing Date (including any Option Closing Date, as the case may be) each of the Independent Accountants shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus (including documents incorporated by reference therein); provided, that the letters delivered on the Closing Date or any Option Closing Date, as the case may be, shall use a "cut-off" date no more than three Business Days prior to such Closing Date or such Option Closing Date.

(i)
Officers' Certificate. The Company and the Operating Partnership shall have furnished to the Underwriters a certificate, signed by the President and the Chief Financial Officer of the Company (and appropriate officers of the Operating Partnership), dated the Closing Date and any Option Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus, any supplements to the Prospectus and this Agreement and that:

(i)
each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus);

(ii)
each of the covenants required herein to be performed by the Company and the Operating Partnership on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company and the Operating Partnership on or prior to the delivery of such certificate has been duly, timely and fully complied with;

(iii)
the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct on and as of the Closing Date or any Option Closing Date, as the case may be, and the Company and the Operating Partnership have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date (or any Option Closing Date);

(iv)
(A) as of the effective date of the Registration Statement, the Registration Statement and, as of the date of the Prospectus, the Closing Date and any Option Closing Date, the Disclosure Package and Prospectus, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus and the Disclosure Package, in light of the circumstances under which they were made), and (B) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package or the Prospectus which has not been so set forth in such supplement or amendment;

(v)
the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus, the Disclosure Package or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened by the Commission or by the state securities authority of any jurisdiction; and

(vi)	since the date of the most recent financial statements included in the Disclosure Package and the Prospectus, there has been no Material Adverse Change.

(j)
Chief Financial Officer's Certificate. On the date hereof, and on each of the Closing Date and each Option Closing Date, the Representative shall have received a certificate executed by the Chief Financial Officer of the Company regarding certain financial information contained in, or incorporated by reference in, the Prospectus and the Registration Statement, in form and substance satisfactory to the Representative, dated as of such date.

(k)
Secretary's Certificate. Each of the Company and the Operating Partnership shall deliver to the Representative a certificate dated as of the Closing Date and any Option Closing Date, as applicable, and executed by the Secretary of the Company and the General Partner of the Operating Partnership, respectively, signing in such capacity, (i) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Trustees of the Company authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares pursuant to this Agreement), which authorization shall be in full force and effect on and as of the date of such certificate; (ii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed this Agreement for or on behalf of the Company and the Operating Partnership; and (iii) certifying as to such additional matters as the Representative may reasonably request.

(l)
Lock-Up Agreements. By the Closing Date, the Company shall have procured for the benefit of the Underwriters "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and each individual specified in Schedule IV.

(m)
No Actions, Suits or Proceedings. Since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there shall have been no actions, suits or proceedings instituted, or to the Company's knowledge, threatened against or affecting, the Company or the Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign.

(n)
Compliance with Blue Sky Laws. The Shares shall be qualified for sale in such states and jurisdictions as the Representative may reasonably request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside the United States, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

(o)	Stock Exchange Listing. The Shares shall have been duly authorized for listing on the NYSE, subject only to notice of issuance.
(p)
Other Materials. At the Closing Date and any Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

7.  Indemnification and Contribution.

(a)
Indemnification of the Underwriters. Each of the Company and the Operating Partnership, jointly and severally, shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all reasonable investigative, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rules 430A, 430B or 430C, as applicable, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the first paragraph under the caption "Underwriting – Commissions and Discounts," and the information in the first paragraph under caption "Underwriting – Other Relationships (collectively referred to herein as the "Underwriter Information"). This indemnity agreement will be in addition to any liability that the Company or the Operating Partnership might otherwise have.

(b)
Indemnification of the Company and the Operating Partnership. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its agents, the Operating Partnership, each person, if any, who controls the Company or Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each trustee of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to each Underwriter furnished in writing to the Company by the Representative on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus, it being understood that the only such information is that defined in Section 7(a). This indemnity will be in addition to any liability that each Underwriter might otherwise have.

(c)
Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 7 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

(d)
Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, Operating Partnership or the Underwriters, the Company, the Operating Partnership and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Operating Partnership from persons other than the Underwriters, such as persons who control the Company or the Operating Partnership within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and trustees of the Company, who also may be liable for contribution) to which the Company or the Operating Partnership and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand and the Underwriters, on the other. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld).

8.  Survival of Certain Representations and Obligations. The indemnity and contribution agreements contained in Section 7, the provisions of Section 5 (Expenses) and all representations and warranties of the Company and the Operating Partnership herein or in certificates delivered pursuant hereto shall survive, regardless of (i) any investigation made by or on behalf of the Underwriters, any controlling persons, or the Company or the Operating Partnership (or any of their respective officers, trustees or controlling persons), (ii) delivery and acceptance of the Shares and payment therefor or (iii) any termination, default or cancellation of this Agreement.
9.  Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative, any of the following occurs between the date hereof and the Closing Date, or between the Closing Date and the Option Closing Date, as the case may be:

(a)	trading or quotation in any of the equity securities of the Company shall have been suspended or limited by the Commission or by an exchange or otherwise;
(b)
trading in securities generally on the NYSE or the Nasdaq Global Select Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority;

(c)	a general banking moratorium shall have been declared by any of Federal, New York or Delaware authorities;
(d)
the United States shall have become engaged in new hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus;

(e)
if the Company or any of its Subsidiaries shall have sustained a loss material or substantial to the Company or any of its Subsidiaries by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(f)	if there shall have been a Material Adverse Effect.
Any such termination specified in this section shall be without liability of any party to any other party except that the provisions of Section 5 (Expenses), Section 7 (Indemnification and Contribution), Section 8 (Survival of Certain Representations and Obligations), Section 11(f) (Governing Law) and Section 11(h) (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination.
10.  Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Company and the Representative for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company (except as provided in Section 5) for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.  Miscellaneous.
(a)
Notices. Except as otherwise provided herein, all notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, as follows:

If sent to the Underwriters, shall be delivered to the Representative:
BMO Capital Markets Corp. 3 Times Square New York, New York 10036 Attention: Mark Decker, Jr.

with copies to:
Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 3 8103 Fax: (888) 543-4644 Attention: John A. Good, Esq.

BMO Capital Markets Corp.
3 Times Square, 28th Floor
New York, New York 10036
Attention: Legal Department

If sent to the Company or the Operating Partnership, shall be delivered to:

Investors Real Estate Trust 3015 16th Street, SW, Suite 100 Minot, North Dakota 58702 Fax: (701) 838-7785 Attention: Diane Bryantt

with copies to:
Hunton & Williams LLP Riverfront Plaza, East Tower 951 East Byrd Street Richmond, Virginia 23219-4074 Fax: (804) 343-4580 Attention: David C. Wright, Esq.

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Any such notice shall be effective only upon receipt. Any notice under Section 7 may be made by telecopy or telephone, but if so made shall be subsequently confirmed in writing.
(b)
No Third-Party Beneficiaries. This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, the Operating Partnership and the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser of Shares from the Underwriters in his, her or its capacity as such a purchaser, as such purchaser of Shares from any of the several Underwriters.

(c)	[Reserved.]
(d)
Survival of Representations and Warranties. All representations, warranties and agreements of the Company and the Operating Partnership contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Shares hereunder.

(e)
Disclaimer of Fiduciary Relationship. The Company and the Operating Partnership acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering contemplated by this Agreement and the process leading to such transaction, each of the Underwriters is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Operating Partnership or any of their respective securityholders, creditors, employees or any other party, (iii) none of the Underwriters has assumed nor will it assume any advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering of the Securities contemplated by this Agreement or the process leading thereto (irrespective of whether any Underwriter or its affiliates has advised or is currently advising the Company or the Operating Partnership on other matters) and the Underwriters have no obligation to the Company or the Operating Partnership with respect to the offering of the Securities contemplated by this Agreement except the obligations expressly set forth in this Agreement, (iv) each of the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Operating Partnership, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated by this Agreement and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(f)
Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

(g)
Survival of Provisions Upon Invalidity of Any Single Provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)
Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

(i)	Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.
(j)
Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representative and the Company

(k)
Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Shares.

(l)
Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

12.  Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:
(a)	"Applicable Time" means 9:30 a.m. Eastern time on the date of this Agreement, or such other date and time agreed to by the Company and the Representative.
(b)	"Base Prospectus" means the base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus.
(c)
"Disclosure Package" shall mean (i) the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (including the Preliminary Prospectus), (ii) any Issuer Free Writing Prospectuses and the pricing information identified in Schedule II hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

(d)	"Free Writing Prospectus" has the meaning set forth in Rule 405 under the Securities Act.
(e)	"GAAP" means United States generally accepted accounting principles.
(f)
"Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g).

(g)	"NYSE" means the New York Stock Exchange.
(h)
"Organizational Documents" means (i) in the case of a corporation, its charter and by-laws; (ii) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (iii) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (iv) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (v) in the case of any other entity, the organizational and governing documents of such entity.

(i)
"Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Shares and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus, and including in each case the documents incorporated by reference therein.

(j)
"Prospectus" shall mean the prospectus supplement relating to the Shares that was first filed pursuant to Rule 424(b) under the Securities Act after the Applicable Time, together with the Base Prospectus, and including in each case the documents incorporated by reference therein.

(k)
"Registration Statement" shall mean the registration statement on Form S-3 (File No. 333-165977) including the financial statements, all exhibits and all documents incorporated by reference or deemed to be incorporated by reference therein, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, and in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. If the Company files an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act, then any reference herein to the term "Registration Statement" shall be deemed to include such registration statement. The term "Registration Statement" without reference to a time means the Registration Statement as of the time of the first contract of sale for the Shares, which time shall be considered the "new effective date" of the Registration Statement with respect to the Underwriters and the Shares (within the meaning of Rule 430B(f)(2) under the Securities Act).

(l)
"Subsidiary" or "Subsidiaries" means each direct and indirect subsidiary of the Company, including, without limitation, the Operating Partnership, and all direct and indirect subsidiaries of the Operating Partnership.

If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this instrument, along with all counterparts hereof, shall constitute a binding agreement among the Company, the Operating Partnership and the several Underwriters named herein.

Very truly yours,

INVESTORS REAL ESTATE TRUST

By: _/s/ Timothy Mihalick___ _____________
Name: Timothy P. Mihalick
Title: President and Chief Executive Officer

IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP

By:  IRET, Inc., its General Partner

By: _/s/ Timothy Mihalick___________________
Name: Timothy P. Mihalick
Title: President and Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written, each for itself and as a Representative of the other Underwriters named on Schedule I hereto.

BMO CAPITAL MARKETS CORP.

Acting on behalf of itself and as Representative of the several Underwriters named in Schedule I hereof

By: /s/ Mark O. Decker, Jr._______

Name: Mark O. Decker, Jr.
Title:  Managing Director

SCHEDULE I

Underwriters	Number of Firm Shares
BMO Capital Markets Corp.	2,587,500
Robert W. Baird & Co. Incorporated	2,300,000
J.J.B. Hilliard, W.L. Lyons, LLC	431,250
D.A. Davidson & Co.	431,250

Total	5,750,000